Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s Prospectus and Statement of Additional Information (the “SAI”), both dated April 30, 2012, are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus, the SAI, and other information about the Portfolio online at www.calvert.com/variable. You can also get this information at no cost by calling 1-800-368-2745 or by sending an e-mail request to Prospectusrequest@calvert.com, or by asking a financial professional who offers shares of the Portfolio.

INVESTMENT OBJECTIVE

The Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400 Index. This objective may be changed by the Portfolio’s Board of Directors without shareholder approval.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you invest in shares of the Portfolio.

The table and the following example do not reflect fees and charges imposed under the variable annuity contracts and life insurance policies (each a “Policy”) through which an investment may be made. If those fees and charges were included, costs would be higher. Please consult the prospectus for your Policy for information regarding those fees and charges.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) on purchases	None
Maximum deferred sales charge (load)	None

Annual Fund Operating Expenses (expenses that you pay each year as
a % of the value of your investment)
Management fees	0.40%
Other expenses	0.16%
Total annual fund operating expenses	0.56%

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that:

• you invest $10,000 in the Portfolio for the time periods indicated;
• your investment has a 5% return each year;
• the Portfolio’s operating expenses remain the same; and
• any Calvert expense limitation is in effect for the period indicated in the fee table above.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$57	$179	$313	$701

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 16% of its portfolio’s average value.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

The Portfolio seeks to substantially replicate the total return of the securities comprising the S&P MidCap 400 Index, taking into consideration redemptions, sales of additional shares, and other adjustments described below. The S&P MidCap 400 Index is an unmanaged index comprised of 400 common stocks of mid-sized U.S. companies that aims to include 7% of the value of the domestic equity markets. As of December 31, 2011, the market capitalization of the S&P MidCap 400 Index companies ranged from $479 million to $8.0 billion with a weighted median level of $3.4 billion and a weighted average level of $3.3 billion. The S&P MidCap 400 Index is capitalization-weighted, meaning that companies with larger market capitalizations will contribute more to the Index’s value than companies with smaller market capitalizations.

The Portfolio will invest primarily in stocks of the companies that comprise the S&P MidCap 400 Index. The Portfolio may also invest in Standard & Poor’s MidCap Depositary Receipts® (“MidCap SPDRs®”) or other investment companies that provide exposure to the S&P MidCap 400 Index. MidCap SPDRs® are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that comprise the S&P MidCap 400 Index.

SUMMARY PROSPECTUS APRIL 30, 2012 1

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in investments with economic characteristics similar to midcap stocks as represented in the S&P MidCap 400 Index. The Portfolio will provide shareholders with at least 60 days’ notice before changing this 80% policy. While not required, the Portfolio will generally sell securities that the Index manager removes from the Index. Although the Subadvisor will attempt to invest and maintain as much of the Portfolio’s assets as is practical in stocks included among the S&P MidCap 400 Index and futures contracts and options relating thereto under normal market conditions, a portion of the Portfolio may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets.

Principal Risks

You could lose money on your investment in the Portfolio, or the Portfolio could underperform, because of the risks described below. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Management Risk. Individual investments of the Portfolio may not perform as expected, and the portfolio management practices may not achieve the desired result.

Stock Market Risk. The stock market or the S&P MidCap 400 Index may fall in value, causing prices of stocks held by the Portfolio to fall.

Index Tracking Risk. An index fund has operating expenses; a market index does not. The Portfolio, while expected to track its target index as closely as possible, will not be able to match the performance of the index exactly.

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.

Mid-Cap Company Risk. Prices of mid-cap stocks can be more volatile than those of larger, more established companies. Mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

Investments in Other Investment Companies. The risks of investing in other investment companies typically reflect the risks of the types of securities in which those investment companies invest. When the Portfolio invests in another investment company, shareholders of the Portfolio bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Portfolio’s fees and expenses.

Stock Index Futures and Options Risk. Using stock index futures and options may increase the Portfolio’s volatility and may involve a small cash investment relative to the magnitude of risk assumed. If changes in a derivative’s value do not correspond to changes in the value of the Portfolio’s other investments, the Portfolio may not fully benefit from or could lose money on the derivative position. Derivatives can involve risk of loss if the party who issued the derivative defaults on its obligation. Derivatives may also be less liquid and more difficult to value.

Performance

The following bar chart and table show the Portfolio’s annual returns and its long-term performance, which give some indication of the risks of investing in the Portfolio. The bar chart shows how the performance has varied from year to year. The table compares the Portfolio’s performance over time with that of an index and an average.

The Portfolio’s past performance does not necessarily indicate how the Portfolio will perform in the future. For updated performance information, visit www.calvert.com.

The returns shown do not reflect fees and charges imposed under the variable annuity contracts and life insurance policies through which an investment may be made. If those fees and charges were included, they would reduce these returns.

Calendar Year Total Returns

	Quarter	Total
	Ended	Return

Best Quarter (of periods shown)	9/30/09	19.74%
Worst Quarter (of periods shown)	12/31/08	-25.93%

Average Annual Total Returns
(as of 12/31/11)	1 year	5 years	10 years
Calvert VP S&P MidCap 400
Index Portfolio	-2.24%	2.71%	6.39%
S&P MidCap 400 Index	-1.73%	3.32%	7.04%
(reflects no deduction for fees and
expenses)
Lipper VA Mid-Cap Core Funds Average	-3.86%	1.19%	5.87%

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PORTFOLIO MANAGEMENT

Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)

Investment Subadvisor. Summit Investment Advisors, Inc.  (“Summit”)

Portfolio Manager		Length of Time
Name	Title	Managing Portfolio
Gary R. Rodmaker, CFA	Managing Director,	Since May 1999
Summit

Kevin L. Keene, CFA	Senior Analyst,	Since November 2008
Summit

PURCHASE AND REDEMPTION OF SHARES

Shares of the Portfolio currently are sold only to participating insurance companies (the “Insurance Companies”) for allocation to their separate accounts to fund benefits under Policies issued by the Insurance Companies. The Insurance Companies redeem shares of the Portfolio to make benefit and surrender payments under the terms of the Policies.

Shares in the Portfolio are offered to the Insurance Companies, without sales charge, and redemptions are processed, on any day that the New York Stock Exchange is open. The share price is based on the Portfolio’s net asset value, determined after the applicable Insurance Company receives the premium payment or a surrender request in acceptable form. The Portfolio does not have minimum initial or subsequent investment requirements.

A Policy owner’s interest in the shares of the Portfolio is subject to the terms of the Policy described in the prospectus for that Policy. If you are considering purchasing a Policy, you should carefully review the prospectus for that Policy.

TAX INFORMATION

As a regulated investment company under the Internal Revenue Code, the Portfolio is not subject to federal income tax, or to federal excise tax, to the extent that it distributes its net investment income and realized capital gains to the separate accounts of the Insurance Companies. The Portfolio intends to distribute its net investment income and realized capital gains to the extent necessary to remain qualified as a regulated investment company.

Since the only shareholders of the Portfolio are the Insurance Companies, no discussion is included here regarding the federal income tax consequences at the Policy owner level. For information concerning the federal tax consequences to you as a purchaser of a Policy, see the prospectus for your Policy.

PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for the Policies. The Portfolio and its related companies may make payments to a sponsoring Insurance Company (or its affiliates) for distribution and/or other services. These payments may be a factor that the Insurance Company considers in including the Portfolio as an underlying investment option in the Policy and may create a conflict of interest. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

Investment Company Act file No: 811-04000 (Calvert Variable Products, Inc.)

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